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Exhibit 99.2

Amtech Systems Inc. and Subsidiaries

Unaudited Pro forma Condensed Combined Financial Information

Introduction

On July 1, 2004, Amtech Systems, Inc. (the “Company”) acquired, through its wholly-owned subsidiaries Bruce Technologies, Inc. (“Bruce”) and Tempress Systems, Inc. (“Tempress”), certain semiconductor horizontal diffusion furnace operations and assets in the United States and Europe (the “Business”) from Kokusai Semiconductor Equipment Corporation (“KSEC”) and its affiliate Kokusai Electric Europe, GmbH (“KEE”). The cost of the acquisition was approximately $3.6 million, including the $3.3 million paid in cash at closing, $.2 million of transaction costs and the assumption of approximately $.1 million in warranty liabilities. Amtech is also required to pay the seller contingent purchase payments equal to the amount of the acquired domestic inventory the Company consumes during the next five years in excess of $2,270,541, with such payments limited to a maximum of $970,000.

The following unaudited pro forma condensed combined financial information of Amtech Systems, Inc. and Subsidiaries gives effect to the acquisition. The unaudited pro forma condensed combined balance sheet has been prepared to reflect the acquisition of the Business as if it occurred on March 31, 2004. The two unaudited pro forma condensed combined statements of operations reflect the combined results of operations of Amtech Systems, Inc. and the Business for the fiscal year ended September 30, 2003 and the six months ended March 31, 2004, in both cases as if the acquisition had taken place on October 1, 2002.

The unaudited pro forma condensed combined balance sheet and unaudited pro forma condensed combined statements of operations are presented for illustrative purposes only and are not necessarily indicative of the financial position or results of operations in future periods or the results that actually would have been realized had Amtech Systems, Inc. and the acquired Business been a combined company during the specified periods.

The following unaudited pro forma condensed combined financial information should be read in conjunction with the related notes at the end of this report, the historical financial statements and notes thereto of the acquired Business, included as Exhibit 99.1 in this amendment to the related Report on Form 8-K, and with Amtech Systems, Inc.’s Consolidated Financial Statements and Notes and the section entitled “Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations – Trends, Risks and Uncertainties” in our Annual Report on Form 10-K for the fiscal year ended September 30, 2003 and filed on Form 10-Q for the six months ended March 31, 2004.

Caution Regarding Forward-Looking Statements

Certain information contained or incorporated by reference in this Current Report on Form 8-K/A is forward-looking in nature. All statements included or incorporated by reference in this Report, or made by the management of Amtech Systems, Inc. and its subsidiaries (“Amtech”), other

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than statements of historical fact, are hereby identified as “forward-looking statements” (as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). Examples of forward-looking statements include statements regarding Amtech’s future financial results, operating results, business strategies, projected costs, products under development, competitive positions and plans and objectives of the Company and its management for future operations. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “should,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Any expectations based on these forward-looking statements are subject to risks and uncertainties and other important factors, including those discussed in the section entitled “Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations – Trends, Risks and Uncertainties” in Amtech’s Annual Report on Form 10-K for the fiscal year ended September 30, 2003. These and many other factors could affect our future operating results and financial condition, and could cause actual results to differ materially from expectations based on forward-looking statements made in this document or elsewhere by us or on our behalf. Unless noted otherwise, all references to a year apply to our fiscal year, which ends on September 30th.

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AMTECH SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2004

	Historical		Adj. #	Pro Forma Adjustments	Pro Forma Combined
	Amtech	KSEC/KEE
Net revenues	$9,552,194	$8,095,704			$17,647,898
Cost of revenues	6,775,412	7,011,215	(1)	4,222	13,790,849

Gross margin	2,776,782	1,084,489		(4,222)	3,857,049
Selling and general	2,347,507	238,693	(1)	13,093	2,599,293
Other research and development	266,289	—		—	266,289

Operating profit	162,986	845,796		(17,315)	991,467
Interest income (expense) – net	2,391	—	(2)	(9,777)	(7,386)

Income from operations before income taxes	165,377	845,796		(27,092)	984,081
Income tax provision	66,000	—	(3)	327,000	393,000

Net income	$99,377	$845,796		$(354,092)	$591,081

Earnings Per Share:
Basic	$.04				$.22
Weighted average shares outstanding	2,700,387				2,700,387
Diluted	$.04				$.21
Weighted average shares outstanding	2,795,492				2,795,492

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial information.

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AMTECH SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2003

	Historical		Adj. #	Pro Forma Adjustments	Pro Forma Combined
	Amtech	KSEC/KEE
Net revenues	$19,433,534	$10,481,968			$29,915,502
Cost of revenues	14,598,488	8,525,618	(1)	8,443	23,132,549

Gross margin	4,835,046	1,956,350		(8,443)	6,782,953
Selling and general	4,430,418	371,967	(1)	26,186	4,828,571
Other research and development	650,051	—		—	650,051

Operating profit (loss)	(245,423)	1,584,383		(34,629)	1,304,331
Interest income (expense) - net	35,744	—	(2)	(27,934)	7,810

Income (loss) from operations before income taxes	(209,679)	1,584,383		(62,563)	1,312,141
Income tax provision (benefit)	(110,000)		(3)	609,000	499,000

Net income (loss)	$(99,679)	$1,584,383		$(671,563)	$813,141

Earnings Per Share:
Basic	$(.04)				$.30
Weighted average shares outstanding	2,692,222				2,692,222
Diluted	$(.04)				$.30
Weighted average shares outstanding	2,692,222				2,748,641

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial information.

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AMTECH SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF MARCH 31, 2004

	Historical		Adj. #	Pro Forma Adjustments	Pro Forma Combined
	Amtech	KSEC/KEE
ASSETS
CURRENT ASSETS:
Cash and equivalents	$7,635,584	—	(4)	$(3,491,764)	$4,143,820
Accounts receivable – net	2,580,872	—		—	2,580,872
Inventories	4,462,812	2,852,217		—	7,315,029
Income taxes receivable	474,000	—		—	474,000
Deferred income taxes	970,000	—		—	970,000
Prepaid expenses	251,067	—		—	251,067

Total current assets	16,374,335	2,852,217		(3,491,764)	15,734,788
Property, Plant and Equipment-Net	1,393,362	83,965		—	1,477,327
Deferred Income Taxes-Long Term	120,000	—		—	120,000
Goodwill and Other Assets-Net	754,697	—	(5)	679,115	1,433,812

	$18,642,394	$2,936,182		$(2,812,649)	$18,765,927

LIABILITIES AND STOCKHOLDERS’ INVESTMENT
CURRENT LIABILITIES:
Accounts payable	$860,532	$—		$—	$860,532
Accrued compensation and related taxes	726,311	—		—	726,311
Accrued warranty and installation expense	238,334	123,533		—	361,867
Deferred profit	507,712	—		—	507,712
Customer deposits	438,641	—		—	438,641
Other accrued liabilities	446,043	—	(7)	36,000	482,043

Total current liabilities	3,217,573	123,533		36,000	3,377,106
LONG TERM OBLIGATIONS	653,591	—		—	653,591
COMMITMENTS AND CONTINGENCIES					—
			(6)	(2,812,649)
STOCKHOLDERS’ INVESTMENT	14,771,230	2,812,649	(7)	(36,000)	14,735,230

TOTAL LIABILITIES AND STOCKHOLDERS’ INVESTMENT	$18,642,394	$2,936,182		$(2,812,649)	$18,765,927

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial information.

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Amtech Systems, Inc.

Notes to the Unaudited Pro Forma Condensed Combined Financial Information

NOTE 1: BASIS OF PRESENTATION

On July 1, 2004, Amtech Systems, Inc. (the “Company”) completed its acquisition of certain semiconductor horizontal diffusion furnace operations and assets in the United State and Europe (the “Business”) from Kokusai Semiconductor Equipment Corporation (KSEC) and its affiliate Kokusai Electric Europe GmbH (KEE). The acquired Business was not operated by KSEC and KEE as an independent business unit, but rather was integrated to varying degrees with its other operations, which were not acquired by the Company. As a result all historic financial information of the Business are derived from the records of KSEC and KEE. Furthermore, the historic financial statements presented herein for the Business include the direct revenues, costs and expenses related to the Apogee vertical product line, which were commingled with those of the acquired business. The Apogee product line was also included in the audited historic combined statements operations, as KSEC did not maintain separate accounting records for net revenues, cost of revenues and direct operating expenses for that product line. The revenue and cost of revenue related to the Apogee product line are also included in the unaudited pro forma condensed combined financials information included herein, even though they will not be a part of the revenues of the acquired entity going forward, because the amounts could not be determined in a factually supportable manner. See Note 3, below, for further information.

The historical consolidated statement of operations of Amtech Systems, Inc. and subsidiaries and the combined statements of net revenues, cost of revenues and direct operating expenses of the horizontal furnace business of Kokusai Semiconductor Equipment Corporation (“KSEC”) and Kokusai Electric Europe Gmbh (KEE) (the “Business”), both for the six months ended March 31, 2004 and the twelve months ended September 30, 2003 were used as the basis for the unaudited pro forma condensed combined statements of operations. The historical combined statement of operations of the Business for the 12 months ended September 30, 2003 were derived by subtracting from the audited combined statement of net revenues, cost of revenues and direct operating expenses the related unaudited amounts for the six months ended March 31, 2004 and adding the related unaudited amounts for interim six months ended March 31, 2003. The unaudited pro forma condensed combined statements of operations are prepared to reflect the assumption that the acquisition occurred October 1, 2002.

The consolidated balance sheet of Amtech Systems, Inc. and the Business’ combined statement of net assets to be sold, both as of March 31, 2004, were used as the basis for the unaudited pro forma condensed combined balance sheet, which was prepared on the assumption that the acquisition occurred on March 31, 2004.

The unaudited pro forma condensed combined financial information reflects a preliminary allocation of the purchase price and represents Amtech Systems, Inc.’s expectations of the significant tangible and intangible assets and liabilities that will be recognized in connection with the acquisition. The estimated fair values of the assets and liabilities are preliminary and are subject to future adjustments. The significant items that could change are intangible assets and goodwill. The valuations of certain tangible and intangible assets are dependent on the finalization of an independent valuation report.

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Amtech Systems, Inc.

Notes to the Unaudited Pro Forma Condensed Combined Financial Information – (Continued)

NOTE 2: PRO FORMA ADJUSTMENTS

(1)	Adjustment to increase amortization expense for intangible assets associated with the acquisition, with the portion related to acquired technology charged to cost of revenues and all other amortization charged to selling and general expenses.

(2)	Adjustment to reduce interest income due to the use of $3,491,764 in cash and equivalents for the acquisition, including transaction costs, computed at an interest rate of .56% and ..8% per annum for the six month period ended March 31, 2004 and the fiscal year ended September 30, 2003, respectively.

(3)	Adjustment to reflect income taxes on the historical income of the acquired Business and the pro forma adjustments at an estimated combined federal and state statutory rate of 40%.

(4)	Reflects the use of existing cash and equivalents in the acquisition and the assumption of certain liabilities. The pro forma purchase price, which includes estimated direct transaction costs is summarized as follows:

Cash paid to sellers at the closing	$3,291,764
Estimated direct transaction costs	200,000

Cash used in the acquisition	$3,491,764

The asset purchase agreement also requires additional payments computed at historical cost contingent upon and to the extent of the usage of certain acquired inventories is in excess of $2,270,541. Such contingent payments are limited to a maximum of $970,000. However, for the purpose of these unaudited pro forma condensed combined financial information it has been assumed that no such contingent payment will be required. If such contingent payments become due, they will be treated as normal inventory purchases.

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Amtech Systems, Inc.

Notes to the Unaudited Pro Forma Condensed Combined Financial Information – (Continued)

(5)	Adjustment necessary to reflect the preliminary allocation of the purchase price to the assets acquired for pro forma purposes only, assuming the acquisition occurred on March 31, 2004 and not on the actual closing date of July 1, 2004. The actual allocation of the purchase price will differ because it will be made as of the actual closing date, at which time the asset and liability balances will be different. In addition, the final valuation of certain tangible and intangible assets are dependent on the finalization of an independent valuation report. Based upon those assumptions, the preliminary pro forma allocation of the purchase price and the estimated lives of the intangible assets is as follows:

		Useful Life
Inventories	$2,852,217
Equipment	83,965
Accrued warranty expense	(123,533)

Intangible assets:
Customer relationships	190,886	15
Trademarks & trade names	403,798	30
Technology	84,431	10

	679,115

Total Purchase Price	$3,491,764

(6)	Adjustment to eliminate KSEC’s and KEE’s investment in the net assets of the Business.

(7)	Non-recurring bonuses and related payroll taxes of approximately $36,000 net of related income tax benefits were granted and charged to expense in July 2004, which were directly related to the successful completion of the acquisition. Pursuant to Article 11 of regulation S-X, these bonuses are not reflected in these unaudited pro forma condensed combined statements of operations.

NOTE 3: NON-RECURRING CHARGES AND FURTHER CASH REQUIREMENTS

The historical and unaudited pro forma condensed combined financial statements of the Business include revenues and cost of revenues of Apogee, which was not acquired in the transaction. Estimated revenues of this product line not acquired were approximately $1,800,000 and $1,900,000 for the six months ended March 31, 2004 and the 12 months ended September 30, 2004, respectively. Estimated costs directly related to the revenues of that product line not acquired were approximately $1,200,000 and $1,000,000 for the six months ended March 31, 2004 and the 12 months ended September 30, 2004, respectively. These estimates are based upon revenues attributable to customers that have a greater number of Apogee tools than horizontal tools. This is an estimate of the actual revenues and cost of revenues related to the Apogee product line, as some customers have acquired products and services related to both the horizontal and Apogee product lines. See Note 1, above, for further explanation.

The accounts receivable of the Business were not acquired in the transaction. As the Business is conducted accounts receivable will be generated and will plateau at an estimated 49 days of sales. Based upon this assumption approximately an additional $1,703,000 of cash will be invested in the business.